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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 April 17, 2003

                         CENTRA FINANCIAL HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


West Virginia                      333-93437                     55-0770610
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(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

       Registrant's telephone number, including area code: (304) 598-2000


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Item 7.  Financial Statements and Exhibits

         The following exhibit is furnished pursuant to Item 12 [reported herein under the Item 9 caption in accordance with the guidance provided in Sec Release Nos. 33-8216; 34-47583], is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Centra Financial Holdings, Inc.'s ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

         (c)      99 - First Quarter 2003 Quarterly Report

Item 9. Information Furnished Under Item 12 Results of Operations and Financial Condition

         On April 17, 2003, Centra Financial Holdings, Inc. reported its earnings for the first quarter of 2003. The Quarterly Report is attached hereto as Exhibit 99 and incorporated herein by reference.






                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2003                            Centra Financial Holdings, Inc.


                                          By  /s/ Douglas J. Leech
                                             ---------------------------------
                                             Douglas J. Leech, President and
                                             Chief Executive Officer